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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 14, 2004

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                                ALPHASMART, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-50570                77-0298384
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                              973 University Avenue
                           Los Gatos, California 95032
          (Address of principal executive offices, including zip code)

                                 (408) 355-1000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

      Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the registrant's press release, dated October 14, 2004, regarding financial results for the registrant's third fiscal quarter ended September 30, 2004.

      The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
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99.1              Press Release dated October 14, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ALPHASMART, INC.

                                                 By: /s/ James M. Walker
                                                     ---------------------------
                                                     James M. Walker
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

Date: October 14, 2004

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release dated October 14, 2004.